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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):    July 2, 2002



                           BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)




          TEXAS                     1-10560                 74-2211011
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)            File Number)           Identification No.)


  3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                       77515
 (Address of principal executive offices)                    (Zip code)



       Registrant's telephone number, including area code: (979) 849-6550

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Item 5. Other Events.

On July 2, 2002, Benchmark Electronics, Inc. issued a press release announcing it had signed a stock purchase agreement in which Benchmark will acquire the stock of ACT Manufacturing (Thailand) Public Company Limited and ACT Manufacturing UK Ltd. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      The following material is furnished pursuant to item 5 as an exhibit to this Current Report on Form 8-K.

      EXHIBIT
      NUMBER                  DESCRIPTION
      -------                 -----------

      Exhibit 2.1 Asset and Share Purchase Agreement by and between Benchmark Electronics, Inc., ACT Manufacturing, Inc., ACT Manufacturing Securities Corp., ACT Manufacturing U.S. Holdings, LLC and CMC Industries, Inc. dated July 2, 2002

      Exhibit 99.1          Press release dated July 2, 2002




                              S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENCHMARK ELECTRONICS, INC.



Dated: July 5, 2002                 By:   /S/DONALD E. NIGBOR
                                        -----------------------------
                                          Donald E. Nigbor
                                          Chief Executive Officer